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                                                          EXHIBIT 10.3


                                   GENUS, INC.



                         COMMON STOCK PURCHASE AGREEMENT
                                       WITH
                            CONSECO CAPITAL MANAGEMENT



                                FEBRUARY 8, 1995

                                   GENUS, INC.

                         COMMON STOCK PURCHASE AGREEMENT



      This COMMON STOCK PURCHASE AGREEMENT ("Agreement") is made as of February 8, 1995, by and among Genus, Inc. (the "Company"), a California corporation, and each person executing a signature page hereto (the "Purchasers").

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchasers agree as follows:


      SECTION 1.  AGREEMENT TO SELL AND PURCHASE THE COMMON STOCK.

          (a) At the Closing (as defined in Section 2), the Company shall sell to the Purchasers, and the Purchasers shall purchase from the Company, severally and not jointly, upon the terms and conditions hereinafter set forth, a number of shares (the "Shares") of the Company's Common Stock (the "Common Stock") determined by dividing the Aggregate Purchase Price set forth on the signature page of this Agreement by the Per Share Purchase Price (as hereinafter defined). The "Per Share Purchase Price" shall be determined by multiplying 85% by the average of the last sale prices, regular way, of the Common Stock, as reported by The NASDAQ National Market for the period of five consecutive Trading Days prior to the February 10, 1995 (the "Pricing Date"). "Trading Day" means a day on which there is one or more sales, regular way, of the Common Stock reported by The NASDAQ National Market, whether or not trading is interrupted for any portion of such day.

          (b) The Company shall have no obligation hereunder with respect to the Purchasers until the Company shall execute and deliver to the Purchasers an executed copy of this Agreement. If this Agreement is not executed and delivered by the Company or the offering is terminated, this Agreement shall be of no further force or effect.

          (c) This Agreement and the respective obligations of the Purchasers and the Company hereunder shall terminate if the Closing (as hereinafter defined) has not occurred by February 28, 1995 for any reason; provided, however, that such termination shall not excuse a material breach of this Agreement by either party prior to such termination.


      SECTION 2. DELIVERY OF THE COMMON STOCK AT THE CLOSING. The completion of the purchase and sale of the Shares (the "Closing") shall occur at the law offices of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304-1050 (Telephone No. 415.493.9300; Facsimile No. 415.493.6811) at 10:00 a.m. on February 17, 1995 (the "Closing Date"), or such later date prior to February 28, 1995 as the Company and the Purchasers may agree, subject to the satisfaction (or waiver) of the conditions hereinafter set forth. At the Closing, each Purchaser shall make payment of the full purchase price of the Shares being purchased by the Purchaser at the Closing. At the Closing, the Company shall deliver to each Purchaser one or more stock certificates registered in the name of the Purchaser, or in such name or names as may be designated by the Purchaser, representing the number of Shares purchased by the Purchaser in accordance with Section 1. The name(s) in which the stock certificates are to be registered are set forth on the signature page to this Agreement. The Purchasers shall provide written instructions to the Company at least one day prior to the Closing specifying the names and addresses of the persons who are to accept delivery of the Shares on behalf of the Purchasers.


      SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchasers as of the Closing Date as follows:

      3.1 ORGANIZATION. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on the condition (financial or otherwise), assets, business or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

      3.2  SUBSIDIARIES.  All of the Company's subsidiaries (the
"Subsidiaries") are listed on Exhibit 21 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1993 (the "Form 10-K"). Each of the Company's Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own and lease its properties, and to carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations make such qualification, registration or licensing necessary, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect. The Company owns, directly or indirectly, all of the outstanding shares of capital stock of each of its Subsidiaries free of any lien, restriction (other than restrictions generally applicable to securities under federal, provincial or state securities laws) or encumbrance, and said shares have been duly issued and are validly outstanding.

      3.3 ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

      3.4 PRIVATE PLACEMENT OFFERING MEMORANDUM; SEC DOCUMENTS; FINANCIAL STATEMENT. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable. Neither the Company's Private Placement Offering Memorandum dated December 1994 (the "Memorandum") nor any of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

      3.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Registration Statement (as hereinafter defined) all amendments thereto with the SEC as contemplated by Section 6 of this Agreement and (c) the filing of The NASDAQ National Market Notification Form with The NASDAQ National Market and Form 10-C with the SEC.

      3.6 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein, since September 30, 1994, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

      3.7 INTELLECTUAL PROPERTY. To the Company's knowledge, each of the Company and its Subsidiaries owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets and know-how described or referred to in the Memorandum as owned or used by it or that are necessary for the conduct of its business as described in the Memorandum; neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

      3.8 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, no par value, and 2,000,000 shares of Preferred stock, no par value, of which, 12,833,495 shares of Common Stock and no shares of Preferred Stock were outstanding at February 2, 1995.

      3.9 LITIGATION. There are no actions, suits proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a Material Adverse Effect or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

      3.10 USE OF PROCEEDS. The Company will apply the net proceeds from the sale of the shares in the manner set forth in the Memorandum.


      SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. Each Purchaser represents and warrants, severally and not jointly, to the Company as follows:

      4.1 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act.

      4.2 INVESTMENT REPRESENTATIONS. The Purchaser is aware that the Shares have not been registered under the Securities Act or any applicable state securities laws, and agrees that the Shares will not be offered or sold in the absence of registration under the Securities Act and any applicable state securities laws or an exemption from the registration requirements of the Securities Act and any applicable state securities laws.

      The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of
Section 4(2) and/or Section 4(6) of the Securities Act and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Agreement and the Company may rely on such representations, warranties and agreements in connection therewith. The Purchaser will not transfer the Shares in violation of the provisions of any applicable federal or state securities laws.

      The Purchaser is acquiring the Shares for its own account and for investment, and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Shares except in compliance with the Securities Act. The Purchaser represents that by reason of its business and financial experience, and the business and financial experience of those persons, if any, retained by it to advise it with respect to its investment in the Shares, such Purchaser together with such advisers have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment. The Purchaser's financial condition and investments are such that it is in a financial position to hold the Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, its investment in the Shares.

      4.3 AUTHORITY. The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement by the Purchaser and by the Company, this Agreement shall constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      4.4 PURCHASER REVIEW. The Purchaser has carefully examined the Memorandum and the SEC Documents. The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company and the Shares. In evaluating the suitability of the acquisition of the Shares hereunder, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in the SEC Documents, the Memorandum or as contained herein.


      SECTION 5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.


      SECTION 6.  AFFIRMATIVE COVENANTS OF THE COMPANY.

      6.1  REGISTRATION REQUIREMENTS.

           (a) No later than thirty (30) days after the date hereof, the Company shall prepare and file a registration statement on Form S-3 with the SEC under the Securities Act to register the resale of the Shares by the Purchasers (the "Registration Statement").

           (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for any Purchaser.

          (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until the earlier of (A) the third anniversary of the Closing Date hereof, (B) such date as all of the Shares have been resold by the Purchasers or (C) such time as all of the Shares held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request; (iv) cause all Shares registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states specified in writing by a Purchaser, provided as to Clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          (d) The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Shares held by the Purchaser.

          (e) With a view to making available to the Purchasers the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Shares to the public without registration or pursuant to a registration statement on Form S-3, the Company covenants and agrees to: (i) make and keep public information available as those terms are understood and defined in Rule 144, until the earlier of (A) the third anniversary of the Closing Date or (B) such date as all of the Shares shall have been resold by the Purchasers; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to a registration statement on Form S-3.

          (f) The undersigned acknowledges that there may occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The undersigned hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the undersigned notice of the suspension of the use of said prospectus and ending at the time the Company gives the undersigned notice that the undersigned may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended. In the event of any suspension of use of a Registration Statement pursuant to this paragraph, the time period during which the Company is obligated to maintain the effectiveness of such Registration Statement pursuant to this Agreement shall be tolled for the duration of the period during which use of the Registration Statement was suspended.

      6.2 FINANCIAL INFORMATION. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells the Shares purchased by such Purchaser pursuant to this Agreement.

          (a) Within one hundred (100) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

          (b) Within fifty-five (55) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its quarterly Report on Form 10-Q.

          (c) Within ten (10) days after the Company files any Current Report on Form 8-K with the SEC, such Current Report on Form 8-K.

      6.3  INDEMNIFICATION AND CONTRIBUTION

          (a) The Company agrees to indemnify and hold harmless each Purchaser from and against all losses, claims, damages, liabilities and expenses (or actions or proceedings in respect thereof) to which such Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 7.3 hereof, or (iii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior the pertinent sale or sales by the Purchaser.

          (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, provided, however, that no Purchaser shall be liable in any such case for any untrue statement included in any prospectus which statement has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 7.3 hereof, or (iii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser, and each Purchaser, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

          (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

          (d) If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceeding in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other hand, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if any contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective sales of Shares to which such loss relates, and not joint.

          (e)  The obligations of the Company and the Purchasers under this
Section 6.3 shall be in addition to any liability which the Company and any respective Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Purchaser within the meaning of the Securities Act.


      SECTION 7. RESTRICTIONS ON TRANSFERABILITY OF SHARES; COMPLIANCE WITH SECURITIES ACT.

      7.1 RESTRICTIONS ON TRANSFERABILITY. The Shares shall not be transferable in the absence of an effective registration statement under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

      7.2 RESTRICTIVE LEGEND. The certificate or certificates representing the Shares shall bear the following legend restricting transfer:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE."

The certificate shall also include any legend required by any applicable state securities laws.

      7.3 TRANSFER OF SHARES AFTER REGISTRATION. Each Purchaser hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule
144. Purchaser further acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the Company's transfer agent evidencing such Shares is accompanied by a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as EXHIBIT A.

      7.4 PURCHASER INFORMATION. Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser's "Plan of Distribution."


      SECTION 8. CONDITIONS TO OBLIGATIONS OF PURCHASERS. The obligation of the Purchaser to purchase the Shares set forth on the signature page hereof at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the
Purchaser:

      8.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

      8.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      8.3 MINIMUM AGGREGATE INVESTMENT. The Purchasers shall purchase Shares at the Closing for an aggregate purchase price of not less than $10 million.

      8.4 OPINION OF COMPANY'S COUNSEL. The Purchasers shall have received at the Closing from Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel to the Company, an opinion in form and substance reasonably satisfactory to the Purchasers and their counsel.

      8.5 NO PROHIBITION. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement or any law, rule or regulation prohibiting or restricting such transactions, or requiring any consent or approval of any person which shall not have been obtained (except as otherwise provided in this Agreement).

      8.6 PLACEMENT AGENT AGREEMENT. The Company shall have complied with its obligations under its engagement letter agreement with the Placement Agent.

      8.7 COMPLIANCE CERTIFICATE. The Company shall have delivered to each of the Purchasers a certificate executed on behalf of the Company by its Chief Executive Officer and dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 8.1 and 8.2.

      8.8 COMPLIANCE WITH SECURITIES LAWS. The offering, issuance and sale of the Shares under this Agreement shall have complied with all applicable requirements of federal securities laws and the Purchaser shall have received evidence, if any, of such compliance in form and substance satisfactory to the Purchaser.

      8.9 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings contemplated by this Agreement shall be satisfactory to the Purchaser and such Purchaser's counsel, and the Purchaser and such Purchaser's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or such Purchaser's counsel may reasonably request.


      SECTION 9. CONDITIONS TO OBLIGATIONS OF COMPANY. The Company's obligation to issue and sell the Shares to the Purchasers at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the Company:

      9.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

      9.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

      9.3 MINIMUM AGGREGATE INVESTMENT. The Purchasers shall purchase Shares at the Closing for an aggregate purchase price not less than $10 million.

      9.4 NO PROHIBITION. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement, or any law, rule or regulation prohibiting or restricting such transactions, or requiring any consent or approval of any person which shall not have been obtained (except as otherwise provided in this Agreement).


      SECTION 10. PLACEMENT AGENT FEE. Each Purchaser acknowledges that the Company has advised it that the Company intends to pay to the Placement Agent a fee in respect of this transaction. In addition to and not in limitation of any other rights hereunder, the Company and the Subsidiaries agree that they will indemnify and hold harmless each Purchaser from and against any and all claims, demands or liabilities for broker's, finder's, placement agent's or other similar fees or commissions and any and all liabilities with respect to any taxes (including interest and penalties) payable or incurred or alleged to have been incurred by the Company or any of its Subsidiaries or any person acting or alleged to have been acting on the Company's or such Subsidiary's behalf, in connection with this Agreement or the issuance or sale of the Shares; but this obligation shall not extend to any fees and commissions of any person (other than the Placement Agent) whose services have been procured by the Purchaser unless the Company separately acknowledges such obligation in writing.


      SECTION 11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given when sent both by telecopier/facsimile (unless the addressee has not provided a valid telecopier/facsimile number for such purpose) and either first class mail, postage prepaid, or next-day delivery service:

          (a) if to the Company, to Genus, Inc., 1139 Karlstad Avenue, Sunnyvale, CA 94089, Attention: Todd S. Myhre, President, telecopy/facsimile number (408) 747.7198 with a copy to Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, CA 94304-1050,
Attention: Steven L. Berson, telecopy/facsimile number (415) 496-4088, or to such other person at such other place as the Company shall designate to the Purchaser in writing;

          (b) if to the Purchaser, at its telecopy/facsimile number and address as set forth on the signature page to this Agreement, or at such other telecopy/facsimile number and address as may have been furnished to the Company in writing; or

          (c) if to any transferee or transferees of the Purchaser, at such telecopy/facsimile number and address as shall have been furnished by such transferee or transferees to the Company in writing.


      SECTION 12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.


      SECTION 13. AMENDMENTS. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by the Purchasers.


      SECTION 14. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.


      SECTION 15. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.


      SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without regard to conflict of laws principles) and the United States of America.


      SECTION 17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

      SECTION 18. EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.


      SECTION 19. PUBLICITY. No Purchaser shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.


                                         GENUS, INC.


                                         By /s/ Todd S. Myhre
                                            ------------------------------------

                                         Its President & Chief Operating Officer
                                             -----------------------------------

                                              PURCHASER

Print or Type:

        Name of Purchaser (Institution):         CONSECO CAPITAL MANAGEMENT
                                                 AS INVESTMENT ADVISER


        Name of Individual representing
        Purchaser:                               TOM MEYERS

        Title of Individual representing
        Purchaser:                               DIRECTOR OF RESEARCH, SVP

Signature by:

        Individual representing
        Purchaser:                               /s/ Tom Meyers
                                                 -------------------------------

        Address:                                 11825 PENNSYLVANIA STREET 820
                                                 CARMEL, IN  46032

        Telephone:                               317-817-6247

        Facsimile:                               317-817-2763

        Telex:
                                                 -------------------------------

AGGREGATE PURCHASE PRICE:                        $1,500,005.07


NAME IN WHICH SHARES ARE
TO BE REGISTERED:                                SALKELD & CO.
                                                 14 Wall Street
                                                 4th Floor
                                                 Window #62
                                                 c/o Brad Smith
                                                 New York, NY  10005


                                                 Signature Page to Genus, Inc.
                                                 Common Stock Purchase Agreement
                                                 Dated February 8, 1995

                                    EXHIBIT A


                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


To:   [Transfer Agent]

      The undersigned, the Purchaser or an officer of, or other person duly authorized by the Purchaser, hereby certifies that

- -------------------------------------------------------------------------------
                           [Fill in name of Purchaser]

institution was the Purchaser of the shares evidenced by the attached certificate, and as such, proposes to transfer such shares on or about

_________________ either (i) in accordance with the registration statement, file number ___ in which case the Purchaser certifies that the requirement of delivering a current prospectus has been complied with or will be complied with in connection with such sale, or (ii) in accordance with Rule 144 under the

Securities Act of 1933 ("Rule 144"), in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144.

Print or type:

         Name of Purchaser:
                                                  -----------------------------
         Name of Individual
          representing
          Purchaser (if an
          Institution):
                                                  -----------------------------
         Title of Individual
          representing
          Purchaser (if an
          Institution):
                                                  -----------------------------

Signature by:

         Purchaser or
         Individual repre-
         senting Purchaser:
                                                  -----------------------------